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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2010

EVANS & SUTHERLAND COMPUTER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Utah	0-8771	87-0278175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Komas Drive, Salt Lake City, Utah	84108
(Address of Principal Executive Offices)	(Zip Code)

(801) 588-1000
(Registrant’s telephone number, including area code)
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Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Evans & Sutherland Computer Corporation (the “Company”) held its 2010 Annual Meeting of Shareholders on May 20, 2010. The matters voted upon at the meeting included the election of two directors and the ratification of the Company’s independent registered public accounting firm for 2010. The votes cast with respect to these matters were as follows:

Proposal 1 Election of Directors:

For the election of the following named persons as directors of the Company to serve, respectively, as such directors as follows:

	Number of Shares	Number of Shares
Nominee	Voted For	Withheld
David J. Coghlan	8,576,670	53,102
David H. Bateman	8,576,969	52,803

Proposal 2 Ratification of Tanner LC as the independent registered public accounting firm for 2010:

Ratify the reappointment of Tanner LC as independent registered public accounting firm for the Company for 2010:

Number of Shares	Number of Shares	Number of Shares
Voted For	Voted Against	Abstained
10,461,738	87,383	20,577

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVANS & SUTHERLAND COMPUTER CORPORATION

Date: May 20, 2010	By:	/s/ Paul Dailey
	Name:	Paul Dailey
	Its:	Chief Financial Officer and Corporate Secretary